POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933
The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them andeach of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli and Ian Macleod REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:
033-61897	033-75988	033-76002	333-09515	333-109860	333-134760	333-207045
033-75962	033-75992	033-79122	333-72079	333-129091	333-153730
033-75974	033-75996	033-81216	333-105479	333-130822	333-167182
033-75980	033-75998	333-01107	333-109622	333-130826	333-167680
REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-02512811-02513811-05906811-08582
I hereby ratify and confirm on this day of2022, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.
Michael S. Smith, Chairman and Director

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933
The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them andeach of them to sign and in below any and all amendments to the Registration listed Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli and Ian Macleod
REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:
033-61897	033-75988	033-76002	333-09515	333-109860	333-134760	333-207045
033-75962	033-75992	033-79122	333-72079	333-129091	333-153730
033-75974	033-75996	033-81216	333-105479	333-130822	333-167182
033-75980	033-75998	333-01107	333-109622	333-130826	333-167680
REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-02512811-02513811-05906811-08582
I hereby ratify and confirm on this 2022, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.
Signa e
STATE OF MINNESOTA
n
COUNTY OF

d before me this 20 day of March 2022

MELISSA ODONNELL
NOTARY PUBLIC - MINNESOTA
MY COMMISSION EXPIRES 01/31/2025

Notary Public, State of Minnesota
Commission Expires Jan. 31, 2025

The foregoing instrument was acknowledged before
Grubka.
Notary Public

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933
The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.
COMPANY: Voya Retirement Insurance and Annuity Company
INDIVIDUALS w1TH POWER OF ATTORNEY: Peter M. Scavongelli and Ian Macleod
033-61897	033-75988	033-76002	333-09515	333-109860	333-134760	333-207045
033-75962	033-75992	033-79122	333-72079	333-129091	333-153730
033-75974	033-75996	033-81216	333-105479	333-130822	333-167182
REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:
033-75980033-75998 333-01107333-109622 333-130826 333-167680
REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-02512811-02513811-05906811-08582
Q
I hereby ratiW and confirm on this—'day of	, 2022, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.
Signature
Michael R. Katz, Director, Senior Vice

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933
The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them to sign and in below any and all amendments to the Registration listed Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.
CONIPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli and Ian Macleod
REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:
033-61897	033-75988	033-76002	333-09515	333-109860	333-134760	333-207045
033-75962	033-75992	033-79122	333-72079	333-129091	333-153730
033-75974	033-75996	033-81216	333-105479	333-130822	333-167182
033-75980	033-75998	333-01107	333-109622	333-130826	333-167680
REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-02512811-02513811-05906811-08582
I hereby ratify and confirm on this L/ day of  , 2022, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.
Heather H. Lavallee, Director
Witness & Notary
Attested and subscribed in the presence ofthe principal and subsequent to the principal subscribing same:

First Witness signs: ______________________

Printed name of witness: Kyle Puffer

State of Connecticut)
County of Hartford ) ss: at Windsor on 3/21/22.

Second Witness Signs:
Printed name of witness:
t, and acknowledged the Christine Donohue Notary Public - State of Connecticut My Commission Expires 12/3112022
Personally Appeared Heather H. Lavallee, Signer and Sealer of the foregoing instrum same to be his free act and deed, before me.
Notary Public, State of Co ec •cut
Notary Public Commission Expires D / —..L

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933
The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them to sign and in below any and all amendments to the Registration listed Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.
COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli and Ian Macleod
REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:
033-61897	033-75988	033-76002	333-09515	333-109860	333-134760	333-207045
033-75962	033-75992	033-79122	333-72079	333-129091	333-153730
033-75974	033-75996	033-81216	333-105479	333-130822	333-167182
033-75980	033-75998	333-01107	333-109622	333-130826	333-167680
REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-02512811-02513811-05906811-08582
I hereby ratify and confirm on this2022, my signature as it may be signed by my said attorneys to any such registration stateme and any and all amendments thereto.
re
es	. Nelson, Director and President
Char
State of Was • gton
County of
I certify that I know or have satisfactory evidence that Charles P. Nelson is the person who appeared before me, and said person acknowledged that he signed this instrument and acknowledged it to be his free and voluntary act for the uses and purposes mentioned in the instrument.

eal or stamp)

Notary Public
State of Washington
Robert S Dillard
Commission No. 185589
Commission Expires 07-01-24

Dated:
(Seal or stamp) Signature
Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933
The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them to sign and in below any and all amendments to the Registration listed Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.
COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli and Ian Macleod
REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:
033-61897	033-75988	033-76002	333-09515	333-109860	333-134760	333-207045
033-75962	033-75992	033-79122	333-72079	333-129091	333-153730
033-75974	033-75996	033-81216	333-105479	333-130822	333-167182
033-75980	033-75998	333-01107	333-109622	333-130826	333-167680
REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-02512811-02513811-05906811-08582
I hereby ratiW and confirm on this	day of_&LLCA, 2022, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.
Signature
STATEMENT OF WITNESS
On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

Kristen L O'Neill

Kristen O'Neill

116 Essex St

Norfolk MA 02056

James C. Lehan

15 Fredrickson Rd

Norfolk MA 02056

Signature of Witness #1
Printed or typed name of Witness #1
Address of Witness #1
Signature of Witness #2
Printed or typed name of Witness #2
Address of Witness #2

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933
The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them to sign and in below any and all amendments to the Registration listed Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.
COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli and Ian Macleod
REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:
033-75962	033-75992	033-79122	333-72079	333-129091	333-153730
033-75974	033-75996	033-81216	333-105479	333-130822	333-167182
033-61897033-75988 033-76002333-09515333-109860333-134760 333-207045
033-75980033-75998 333-01107333-109622 333-130826 333-167680
REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-02512811-02513811-05906811-08582
I hereby ratify and confirm on this	day2022, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.
Signature

on	bb, Jr., Chief Accoun	g
 C. Lan Officer
STATEMENT OF wrrNEss

free and voluntary act for the purposes

Kerry Strother
4635 Knollwood DR NW
Acworth GA, 30101

madeline chalker
1205 Johnson ferry road
marietta Ga 30068

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and volun act for the purposes therein expressed.
Signature ofWitness #1
Printed or typed name of Witness #1
Address of Witness #1
Signature of Witness #2
Printed or typed name of Witness #2
Address of Witness #2